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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 2002
                                                          ---------------

                          The Williams Companies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                           1-4174                      73-0569878
---------------                    ------------              -------------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)

  One Williams Center, Tulsa, Oklahoma                                  74172
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





                                       1
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Item 5. Other Events.

     The Williams Companies, Inc. ("Williams") announced today that it plans to offer at least $1 billion in publicly traded units, called FELINE PACS(SM), next week, subject to market conditions, as part of a previously announced plan to maintain its investment-grade credit ratings.

Item 7. Financial Statements and Exhibits.

        Williams files the following exhibit as part of this report:

        Exhibit 99.1 Copy of Williams' press release dated January 4, 2002, publicly announcing the matters reported herein.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE WILLIAMS COMPANIES, INC.

Date: January 4, 2002                  /s/ Suzanne H. Costin
                                       -----------------------------------------
                                       Name: Suzanne H. Costin
                                       Title: Corporate Secretary

                                       2
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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Copy of Williams' press release dated January 4, 2002, publicly announcing the matters reported herein.